                                                                    Exhibit 99.1

                                      CONTACT:
                                                                       John Vuko
                                                         Chief Financial Officer
                                                            Genitope Corporation
                                                                Ph: 650-482-2000
                                                                 IR@genitope.com

              GENITOPE CORPORATION ANNOUNCES FINANCIAL RESULTS FOR
                       FIRST QUARTER ENDED MARCH 31, 2004

(REDWOOD CITY, CALIF.) MAY 14, 2004 - Genitope Corporation (Nasdaq: GTOP) today reported financial results for the first quarter ended March 31, 2004.

FINANCIAL RESULTS

For the first quarter of 2004, Genitope Corporation reported a net loss of $6.7 million, or $0.40 per share, based on 16.8 million weighted average shares outstanding. This compares to a net loss of $5.1 million, or $2.89 per share, based on 1.8 million weighted average shares outstanding for the first quarter of 2003.

Total operating expenses for the first quarter of 2004 were $6.7 million, compared to $5.2 million in the first quarter of the prior year. Increases in total operating expenses over the prior year were due primarily to higher staffing levels and clinical trial costs associated with our lead product candidate, MyVax(R) Personalized Immunotherapy for the treatment of B-cell non-Hodgkin's lymphoma.

RECENT CORPORATE PROGRESS AND OUTLOOK

"During the first quarter we continued to move forward with our clinical trial for MyVax(R) Personalized Immunotherapy for the treatment of B-cell non-Hodgkin's lymphoma," commented Dan W. Denney Jr., Ph.D., Genitope Corporation's chairman and chief executive officer. Dr. Denney continued, "In April of 2004, we completed registration for our pivotal Phase 3 clinical trial, and we anticipate that the first interim analysis will be initiated in the second quarter of 2005."

John Vuko, Genitope Corporation's chief financial officer, commented that "Operating expenses and cash consumption for the first quarter were in line with our expectations."

ABOUT GENITOPE CORPORATION

Genitope Corporation is a biotechnology company focused on the research and development of novel immunotherapies for the treatment of cancer. Genitope Corporation's lead product candidate, MyVax(R) Personalized Immunotherapy, is a patient-specific active immunotherapy based on the unique genetic makeup of a patient's tumor and is designed to activate the patient's immune system to identify and attack cancer cells. Genitope Corporation is conducting a pivotal Phase 3 clinical trial of MyVax(R) Personalized Immunotherapy in previously untreated indolent non-Hodgkin's lymphoma patients. For more information about Genitope Corporation, please call 866-GENITOPE or visit www.genitope.com.

FORWARD LOOKING STATEMENTS

This press release contains "forward-looking" statements. For this purpose, any statements contained in this press release that are not statements of historical fact may be deemed to be forward-looking statements, including statements regarding the progress of Genitope Corporation's clinical programs, its planned expenditures, future financial results, the sufficiency of its financial resources and the timing of the initiation of the interim analysis in its pivotal Phase 3 trial. Words such as "believes," "anticipates," "plans," "expects," "will," "intends" and similar expressions are intended to identify forward-looking statements. There are a number of important factors that could cause Genitope Corporation's results to differ materially from those indicated by these forward-looking statements, including, without limitation, risks related to the progress, timing and results of Genitope Corporation's clinical trials, intellectual property matters, difficulties or delays in obtaining regulatory approval, manufacturing MyVax(R) Personalized Immunotherapy, competition from other pharmaceutical or biotechnology companies, Genitope Corporation's ability to obtain additional financing to support its operations and other risks detailed from time to time in Genitope Corporation's filings with the Securities and Exchange Commission, including the Annual Report filed on Form 10-K for the fiscal year ended December 31, 2003. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and Genitope Corporation undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

                              GENITOPE CORPORATION
                        (A DEVELOPMENT STAGE ENTERPRISE)
                       CONDENSED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)
                                   (unaudited)


                                                      THREE MONTHS ENDED
                                                          MARCH 31,
                                                     2004           2003
                                                  ----------     ----------
Operating expenses:
    Research and development                      $    5,618     $    4,337
    Sales and marketing                                  514            316
    General and administrative                           582            503
                                                  ----------     ----------
         Total operating expenses                      6,714          5,156
                                                  ----------     ----------

Loss from operations                                  (6,714)        (5,156)

Interest income (expense), net                            60             22
                                                  ----------     ----------

Net loss                                          $   (6,654)    $   (5,134)
                                                  ==========     ==========

Net loss per common share, basic and diluted      $    (0.40)    $    (2.89)
                                                  ==========     ==========

Shares used in computing net loss per share,
  basic and diluted                                   16,762          1,779
                                                  ==========     ==========

                              GENITOPE CORPORATION
                        (A DEVELOPMENT STAGE ENTERPRISE)
                            CONDENSED BALANCE SHEETS
                                 (IN THOUSANDS)
                                   (UNAUDITED)



                                                        MARCH 31,      DECEMBER 31,
                                                          2004            2003
                                                       -----------     -----------
ASSETS
CURRENT ASSETS:
 Cash and cash equivalents                             $    22,904     $    29,790
 Prepaid expenses and other current assets                     320             388
                                                       -----------     -----------
TOTAL CURRENT ASSETS                                        23,224          30,178
Property and equipment, net                                  1,786           1,917
Other assets                                                   257             257
                                                       -----------     -----------
TOTAL ASSETS                                           $    25,267     $    32,352
                                                       ===========     ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Accounts payable                                      $     2,037     $     2,781
 Accrued and other current liabilities                         844             781
 Current lease obligations                                      26              26
                                                       -----------     -----------
TOTAL CURRENT LIABILITIES                                    2,907           3,588
 Noncurrent lease obligations                                   13              22
                                                       -----------     -----------
TOTAL LIABILITIES                                            2,920           3,610
                                                       -----------     -----------
Stockholders' equity:
 Common stock                                                   17              17
 Notes receivable from stockholders                            (48)            (48)
 Deferred stock compensation                                (1,914)         (2,787)
 Additional paid-in-capital                                118,709         119,323
 Deficit accumulated during the development stage          (94,417)        (87,763)
                                                       -----------     -----------
TOTAL STOCKHOLDERS' EQUITY                                  22,347          28,742
                                                       -----------     -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $    25,267     $    32,352
                                                       ===========     ===========